Exhibit 99.1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
6.375	57	$13,442,739.68	1.30%	235,837.54	359	739	62.07
6.500	861	190,997,744.34	18.40	221,832.46	359	735	65.26
6.535	1	79,133.46	0.01	79,133.46	359	644	90.00
6.625	676	151,899,168.59	14.63	224,702.91	359	740	65.44
6.685	1	236,019.00	0.02	236,019.00	359	718	85.00
6.750	994	218,353,548.77	21.04	219,671.58	359	736	67.20
6.760	1	291,800.00	0.03	291,800.00	359	777	94.99
6.870	1	155,600.00	0.01	155,600.00	360	812	89.99
6.875	1,078	227,210,591.20	21.89	210,770.49	359	730	68.79
6.920	1	298,000.00	0.03	298,000.00	360	781	87.65
6.960	1	135,000.00	0.01	135,000.00	360	717	90.00
6.990	5	1,292,532.78	0.12	258,506.56	359	732	72.78
6.995	1	159,000.00	0.02	159,000.00	360	676	83.68
6.999	4	616,240.00	0.06	154,060.00	360	788	70.95
7.000	369	74,479,449.16	7.18	201,841.33	359	738	70.49
7.005	1	361,000.00	0.03	361,000.00	360	636	95.00
7.125	201	41,938,127.42	4.04	208,647.40	360	734	72.01
7.235	1	408,516.00	0.04	408,516.00	356	623	95.00
7.250	198	43,585,763.13	4.20	220,130.12	359	723	71.70
7.270	1	347,754.39	0.03	347,754.39	359	771	89.46
7.375	96	19,892,280.20	1.92	207,211.25	359	726	73.22
7.412	1	107,900.00	0.01	107,900.00	360	726	78.19
7.500	93	18,659,335.60	1.80	200,638.02	359	731	70.27
7.625	35	6,715,626.45	0.65	191,875.04	360	724	75.73
7.750	29	6,549,709.49	0.63	225,852.05	360	724	79.78
7.875	40	7,393,625.82	0.71	184,840.65	359	709	76.91
8.000	14	3,085,085.56	0.30	220,363.25	359	713	67.49
8.125	3	691,452.39	0.07	230,484.13	360	696	68.89
8.250	11	1,559,348.14	0.15	141,758.92	359	709	64.70
8.500	12	2,368,325.62	0.23	197,360.47	359	710	79.31
8.625	4	636,189.40	0.06	159,047.35	360	721	87.21
8.650	1	190,950.00	0.02	190,950.00	359	763	95.00
8.750	9	1,587,306.21	0.15	176,367.36	360	724	79.92
8.755	1	104,500.00	0.01	104,500.00	360	683	95.00
8.780	1	134,100.00	0.01	134,100.00	360	734	90.00
8.905	1	166,500.00	0.02	166,500.00	358	626	90.00
9.000	9	1,590,923.86	0.15	176,769.32	359	706	87.16
9.125	1	47,544.80	0.00	47,544.80	354	697	79.97
9.220	1	211,500.00	0.02	211,500.00	360	649	90.00
Total	4,815	$1,037,979,931.46	100.00%

_________
(1)
The lender acquired mortgage insurance Mortgage Loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans (net of such premiums) was approximately 6.829% per annum. Without the adjustment, the weighted average mortgage rate of the Mortgage Loans was approximately 6.831% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
$0 - $50,000.00	50	$2,033,315.39	0.20%	40,666.31	7.133	355	724	40.61
$50,000.01 - $100,000.00	488	40,151,922.73	3.87	82,278.53	6.863	358	728	51.98
$100,000.01 - $150,000.00	890	113,909,877.38	10.97	127,988.63	6.859	359	733	64.62
$150,000.01 - $200,000.00	1,039	183,167,086.35	17.65	176,291.71	6.853	359	735	68.04
$200,000.01 - $250,000.00	775	175,147,779.02	16.87	225,997.13	6.829	359	734	69.11
$250,000.01 - $300,000.00	620	171,631,508.43	16.54	276,825.01	6.816	359	732	68.32
$300,000.01 - $350,000.00	399	129,779,786.14	12.50	325,262.62	6.803	360	736	70.56
$350,000.01 - $400,000.00	323	122,111,218.49	11.76	378,053.31	6.815	360	732	71.93
$400,000.01 - $450,000.00	193	80,289,791.11	7.74	416,009.28	6.820	359	738	67.87
$450,000.01 - $500,000.00	19	9,167,274.42	0.88	482,488.13	6.858	359	743	72.37
$500,000.01 - $550,000.00	10	5,137,122.00	0.49	513,712.20	6.826	359	719	71.12
$550,000.01 - $600,000.00	5	2,892,750.00	0.28	578,550.00	6.975	360	725	67.84
$600,000.01 - $650,000.00	3	1,860,500.00	0.18	620,166.67	6.709	360	759	70.41
$650,000.01 - $700,000.00	1	700,000.00	0.07	700,000.00	6.625	359	767	69.58
Total	4,815	$1,037,979,931.46	100.00%

_____________
(1) As of the Cut-off Date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $215,572.

FICO Credit Scores(1)
Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
659 and Below	466	$96,412,210.04	9.29%	206,893.15	6.905	359	641	60.38
660 - 679	452	94,839,791.08	9.14	209,822.55	6.893	359	669	65.41
680 - 699	485	103,523,469.99	9.97	213,450.45	6.829	359	689	65.47
700 - 719	545	116,627,477.56	11.24	213,995.37	6.812	359	710	65.78
720 and Above	2,867	626,576,982.79	60.37	218,547.95	6.814	359	769	70.45
Total	4,815	$1,037,979,931.46	100.00%

(1)	As of the Cut-off Date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 734.

Documentation Programs

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Full/Alternative	1,089	$215,110,830.19	20.72%	197,530.61	6.799	359	742	74.07
Reduced	1,471	331,487,127.01	31.94	225,348.15	6.858	359	719	68.80
No Income/No Asset	667	126,450,315.64	12.18	189,580.68	6.906	359	727	60.45
Preferred	899	212,288,568.45	20.45	236,138.56	6.742	360	761	65.42
Stated Income/Stated Asset	164	37,003,161.50	3.56	225,629.03	6.923	359	703	62.47
Streamline	79	16,943,060.00	1.63	214,469.11	6.779	356	710	70.81
No Ratio	446	98,696,868.67	9.51	221,293.43	6.880	360	731	69.27
Total	4,815	$1,037,979,931.46	100.00%

Original Loan-to-Value Ratios(1)(2)
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	1,097	$189,560,231.83	18.26%	172,798.75	6.783	359	722	38.96
50.01 - 55.00	349	75,339,994.03	7.26	215,873.91	6.767	358	716	52.71
55.01 - 60.00	361	85,627,141.60	8.25	237,194.30	6.786	359	720	57.75
60.01 - 65.00	357	83,359,338.72	8.03	233,499.55	6.758	360	720	62.98
65.01 - 70.00	323	78,187,562.14	7.53	242,066.76	6.784	359	732	68.09
70.01 - 75.00	291	70,412,706.74	6.78	241,968.06	6.809	359	744	73.75
75.01 - 80.00	1,229	277,475,301.95	26.73	225,773.23	6.858	360	757	79.76
80.01 - 85.00	29	6,512,222.22	0.63	224,559.39	6.902	360	710	84.26
85.01 - 90.00	348	73,049,721.63	7.04	209,912.99	6.955	359	731	89.21
90.01 - 95.00	396	90,202,071.58	8.69	227,783.01	6.968	360	729	94.64
95.01 - 100.00	35	8,253,639.02	0.80	235,818.26	6.819	359	706	99.02
Total	4,815	$1,037,979,931.46	100.00%

________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 68.03%.
(2)	Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 and Below	1,058	$181,332,895.85	17.47%	171,392.15	6.783	359	722	38.82
50.01 - 55.00	340	72,793,506.65	7.01	214,098.55	6.770	358	716	52.48
55.01 - 60.00	342	79,242,967.20	7.63	231,704.58	6.782	359	719	57.57
60.01 - 65.00	349	80,169,269.75	7.72	229,711.37	6.753	360	721	62.36
65.01 - 70.00	311	75,310,105.27	7.26	242,154.68	6.789	359	730	67.25
70.01 - 75.00	255	61,087,855.90	5.89	239,560.22	6.803	359	741	72.84
75.01 - 80.00	437	99,452,564.10	9.58	227,580.24	6.880	359	751	77.58
80.01 - 85.00	47	11,632,515.15	1.12	247,500.32	6.828	360	716	77.46
85.01 - 90.00	423	91,437,957.24	8.81	216,165.38	6.926	359	735	86.20
90.01 - 95.00	533	124,254,336.97	11.97	233,122.58	6.917	360	737	90.09
95.01 - 100.00	720	161,265,957.38	15.54	223,980.50	6.856	360	755	80.55
Total	4,815	$1,037,979,931.46	100.00%

________
(1)	As of the c Cut-off Date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 72.29%.
(2)	Takes into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
California	938	243,862,784.86	23.49	259,981.65	6.773	359	730	60.17
Florida	558	114,302,228.05	11.01	204,842.70	6.923	359	721	69.77
Texas	327	52,835,924.46	5.09	161,577.75	6.903	359	735	76.53
Washington	217	48,775,267.88	4.70	224,770.82	6.827	359	738	70.77
Arizona	215	43,924,706.26	4.23	204,300.96	6.868	359	741	72.74
New York	155	40,642,667.22	3.92	262,210.76	6.788	359	725	56.94
New Jersey	152	38,293,260.44	3.69	251,929.35	6.841	360	730	64.83
Colorado	175	37,910,360.68	3.65	216,630.63	6.794	359	746	72.45
Oregon	145	30,365,166.70	2.93	209,414.94	6.854	359	751	71.81
Nevada	127	29,089,376.34	2.80	229,050.21	6.866	360	733	73.75
Virginia	120	27,331,827.16	2.63	227,765.23	6.828	360	750	70.47
Georgia	146	27,117,789.52	2.61	185,738.28	6.850	360	735	76.45
North Carolina	129	25,131,922.64	2.42	194,821.11	6.874	358	733	73.94
Tennessee	130	23,856,259.95	2.30	183,509.69	6.805	360	740	77.87
Illinois	109	23,465,672.81	2.26	215,281.40	6.837	359	727	70.18
Other (less than 2%)	1,172	231,074,716.49	22.26	197,162.73	6.825	359	738	69.46
Total	4,815	$1,037,979,931.46	100.00%

_________
(1)
The Other row in the preceding table includes 34 other states and the District of Columbia with under 2% concentrations individually.  As of the Cut-off Date, no more than approximately 0.194% of the Mortgage Loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	2,057	$49,519,557.77	43.31%	218,531.63	6.888	360	750	77.35
Refinance (Rate/Term)	897	201,891,385.45	19.45	225,074.01	6.801	359	722	68.08
Refinance (Cash-Out)	1,861	386,568,988.24	37.24	207,721.11	6.781	359	721	57.18
Total	4,815	$1,037,979,931.46	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Low-rise Condominium	328	$9,936,567.67	5.77%	182,733.44	6.883	360	740	69.65
High-rise Condominium	52	11,517,599.65	1.11	221,492.30	7.021	359	738	65.87
Single Family Residence	3,095	657,329,041.79	63.33	212,384.18	6.820	359	730	66.71
2 - 4 Family Residence	300	80,102,468.58	7.72	267,008.23	6.830	359	736	62.85
Planned Unit Development	1,023	224,978,583.53	21.67	219,920.41	6.837	359	742	73.39
Condominium Hotel	11	2,858,637.00	0.28	259,876.09	7.183	353	721	74.98
Cooperative	6	1,257,033.24	0.12	209,505.54	6.793	359	726	60.92
Total	4,815	$1,037,979,931.46	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	3,826	$49,424,386.34	81.83%	222,013.69	6.820	359	731	68.70
Investment Property	711	131,268,635.71	12.65	184,625.37	6.882	359	747	64.32
Secondary Residence	278	57,286,909.41	5.52	206,068.02	6.880	359	745	66.77
Total	4,815	$1,037,979,931.46	100.00%

_________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
239	3	$320,248.76	0.03%	106,749.59	6.825	736	45.01
240	17	2,476,108.62	0.24	145,653.45	6.875	715	51.74
300	8	1,481,601.00	0.14	185,200.13	6.717	663	63.72
330	1	34,244.03	0.00	34,244.03	8.250	602	24.82
340	2	323,126.93	0.03	161,563.47	7.024	749	63.89
346	1	153,551.04	0.01	153,551.04	6.500	769	65.47
347	1	200,729.95	0.02	200,729.95	6.875	764	80.00
348	1	202,500.00	0.02	202,500.00	7.125	695	66.56
349	6	1,863,916.60	0.18	310,652.77	7.072	716	73.69
350	3	687,345.09	0.07	229,115.03	7.115	685	89.59
351	6	1,160,646.10	0.11	193,441.02	6.892	746	82.59
352	1	327,230.61	0.03	327,230.61	8.000	767	80.00
353	3	574,663.03	0.06	191,554.34	6.816	751	84.92
354	6	1,462,112.55	0.14	243,685.43	7.492	699	76.61
355	14	2,807,667.19	0.27	200,547.66	7.018	685	71.81
356	23	5,993,462.59	0.58	260,585.33	7.154	709	80.84
357	40	7,629,605.86	0.74	190,740.15	6.807	718	70.27
358	146	32,673,988.39	3.15	223,794.44	6.727	732	71.72
359	707	156,261,221.41	15.05	221,020.12	6.754	736	71.67
360	3,826	821,345,961.71	79.13	214,674.85	6.845	734	67.05
Total	4,815	$1,037,979,931.46	100.00%

_________
(1)           As of the Cut-off Date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 359 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	2,584	$502,071,468.15	48.37%	194,300.10	6.849	359	726	66.09
60	1	168,000.00	0.02	168,000.00	6.625	355	725	80.00
120	2,175	524,111,443.97	50.49	240,970.78	6.814	360	741	69.97
180	55	11,629,019.34	1.12	211,436.72	6.813	360	751	64.88
Total	4,815	$1,037,979,931.46	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	4,340	$949,763,828.93	91.50%	218,839.59	6.818	359	736	67.53
6	4	1,231,664.00	0.12	307,916.00	7.052	355	681	68.93
12	14	2,487,818.93	0.24	177,701.35	7.092	357	701	75.59
30	1	171,855.50	0.02	171,855.50	6.875	359	680	80.00
36	44	8,692,655.86	0.84	197,560.36	7.032	358	708	72.71
60	412	75,632,108.24	7.29	183,573.08	6.960	360	712	73.49
Total	4,815	$1,037,979,931.46	100.00%